MEEHAN MUTUAL FUNDS, INC.

                                Meehan Focus Fund

               Supplement dated October 26, 2001 to the Prospectus
                              dated March 19, 2001


      The Prospectus for the Meehan Focus Fund is supplemented to replace the third bullet point under the section titled "What are the Fund's Principal Investment Strategies?" on page 1 with the following:

      The Advisor attempts to achieve the Fund's investment goals by:

          o with respect to 75% of its assets (valued at time of investment), holding a focused portfolio of no more than 25 issuers.